Acquisitions and dispositions	12 Months Ended
Mar. 31, 2020
Acquisitions and dispositions
4. Acquisitions and dispositions:
The parent company and Panasonic established a new joint venture, Prime Life Technologies, related to a town development business. Prime Life Technologies became Toyota’s affiliated company, and THC as well as Misawa Homes became subsidiaries of Prime Life Technologies, causing THC and Misawa Homes to no longer be the parent company’s consolidated subsidiary companies.
Specifically, at the meeting of the Board of Directors held on May 9, 2019, the parent company resolved to conclude contracts aimed toward the establishment of Prime Life Technologies with Panasonic. On January 7, 2020, THC and Misawa Homes, each a subsidiary of Toyota, completed a share exchange in which THC became the wholly owning parent company and Misawa Homes became the wholly owned subsidiary company, pursuant to a share exchange agreement that was approved at the general meeting of shareholders of Misawa Homes on November 26, 2019. Also effective January 7, 2020, and pursuant to the share transfer plan that was approved at the general meeting of shareholders of THC on December 19, 2019, Toyota transferred all of the shares of THC common stock to Prime Life Technologies, causing it to become the wholly owning parent company of THC. THC then distributed all issued shares of Misawa Homes to Prime Life Technologies as a dividend of surplus, as approved at the general meeting of shareholders of THC on January 7, 2020, with Prime Life Technologies thereby becoming the wholly owning parent company of THC and Misawa Homes.
Gains or losses realized from these transactions are not material.
In addition to the above, Toyota made several acquisitions and dispositions during the years ended March 31, 2018, 2019 and 2020, however the assets and liabilities acquired or transferred were not material.